UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2021

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, STE 400, Las Vegas, NV                    89148
(Address of principal executive offices)                        (zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange
6.25% Subordinated Notes Due 2026	AXO	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2021, the Board of Directors (the “Board”) of Axos Financial, Inc. (the “Company”) amended and restated the Company's Bylaws, effectively immediately (the “Bylaws”). The following is a summary of the amendments to the Bylaws:

1.Article II, Section 3 of the Bylaws was amended to clarify the effective date of the stockholder list for a record date for determining stockholders entitled to vote that is less that ten (10) days before the meeting; and that the Company’s official stock ledger is the sole evidence of a stockholder’s entitlement to vote.
2.Article II, Section 4 was amended to allow the Board to postpone, reschedule or cancel a special meeting of stockholders.
3.Article II, Section 5 was amended to address any potential inconsistency between the standard time period for notice of a meeting and a potential conflict with law, any other provision of the Certificate of Incorporation or the Bylaws.
4.Article II, Section 7 was amended to clarify the vote required for the election of directors.
5.Article II, Section 8 was amended to provide that proxies may be provided by electronic transmission.
6.Article II, Sections 9 and 10 were amended to clarify the requirements for stockholders to submit proposals and director nominations, including (i) distinguishing procedures that apply to stockholder proposals and director nominations, (ii) updating ownership information required to be provided by such a stockholder, and (iii) clarifying obligations and rights to update information.
7.Article IV, Section 6 was amended to provide default rules for Board committees.
8.Article IV, Section 10 was amended to provide that the Chairman of the Board and Vice Chairman of the Board positions, if filled, may be deemed non-officer positions.
9.Article V was amended to revise the list of and description of the roles of senior officers and recognize the power of the chief executive officer to appoint and remove subordinate officers.
10.Article IX was amended to establish federal courts as the exclusive forum for the resolution of claims under the Securities Act of 1933 and to provide for equitable relief to enforce the exclusive forum provisions.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by the full text of the Bylaws, which are attached hereto as Exhibit 3.1 in redline form marked to show the changes described above, and as Exhibit 3.2 in unmarked form, and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
3.1	Amended and Restated Bylaws of Axos Financial, Inc., as amended and restated through February 25, 2021 (marked to show changes)
3.2	Amended and Restated Bylaws of Axos Financial, Inc., as amended and restated through February 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	February 25, 2021	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer